Exhibit 1.1


                           1,500,000 SHARES OF COMMON STOCK
        1,500,000 SHARES OF   % SENIOR CONVERTIBLE REDEEMABLE PREFERRED STOCK
                           --

                             GRAND COURT LIFESTYLES, INC.


                                UNDERWRITING AGREEMENT
                                ----------------------


                                                            New York, New York
                                                               March    , 1997
                                                                     ---


     National Securities Corporation
     1001 Fourth Avenue
     Suite 2200
     Seattle, Washington 98154-11001
     as Representative of the several Underwriters listed on Schedule B hereto


     Ladies and Gentlemen:

          Grand Court Lifestyles, Inc., a corporation organized under the laws of the State of Delaware (the "Company") proposes to issue, and the persons named in Schedule A (the "Selling Stockholders") propose to sell, to the underwriters named in Schedule B (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 13 hereof), and confirm their agreement with the Underwriters with respect to the sale by the Company and the Selling Stockholders and the purchase by the Underwriters of an aggregate of one million five hundred thousand (1,500,000) common shares ("Shares") of the Company, par value $.01 per share ("Common Stock"), with one million two hundred thousand (1,200,000) of the Shares being issued and sold to the Underwriters by the Company and three hundred thousand (300,000) of the Shares being sold to the Underwriters by the Selling Stockholders in accordance with Schedule A, and one million five hundred thousand
     (1,500,000) shares of   % Senior Convertible Preferred Stock
                          --
     ("Preferred Shares") of the Company, par value $.0001 per share, and $10.00 liquidation preference per share ("Preferred Stock"). Such Shares and Preferred Shares are hereinafter referred to collectively as the "Firm Securities." Upon your request, as provided in Section 3(b) of this Agreement, the Company shall also issue and sell to the Underwriters up to an additional one hundred eighty thousand (180,000) shares of Common
     Stock and two hundred twenty-five thousand (225,000) shares of Preferred Stock and the Selling Stockholders shall also sell to the Underwriters up to an additional forty five thousand (45,000) shares of Common Stock for the purpose of covering over-allotments, if any, all in accordance with Schedule A. Such additional shares of Common Stock and Preferred Stock are hereinafter referred to collectively as the "Option Securities."
     The Company also proposes to issue and sell to National Securities Corporation, as the Representative of the several Underwriters (the "Representative"), warrants (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement dated as of March ___, 1997, between the Company and the Representative (the "Representative's
     Warrant Agreement"), for the purchase of an additional one hundred fifty thousand (150,000) shares of Common Stock and one hundred fifty thousand (150,000) shares of Preferred Stock. The shares of Common Stock and Preferred Stock issuable upon exercise of the Representative's Warrants, and the shares of Common Stock issuable upon conversion of the Preferred Stock acquired upon exercise of the Representative's Warrants, are hereinafter referred to collectively as the "Representative's Securities." The aggregate one million seven hundred twenty-five thousand (1,725,000) shares of Common Stock (including Common Stock constituting Option Securities) and one million seven hundred twenty-five thousand (1,725,000) shares of Preferred Stock (including Preferred Stock constituting Option Securities) will be separately tradeable upon issuance. The Firm Securities, the Option Securities, the Representative's Warrants, and the Representative's Securities are hereinafter collectively referred to as the "Securities" and are more fully described in the Registration
     Statement and the Prospectus referred to below. The Company confirms the agreements made by it with the Underwriters with respect to the Securities and related matters as follows:

     1.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
          and warrants to, and agrees with, the Underwriters as of the date hereof, and as of the Closing Date (as hereinafter defined) and the Option Closing Date (as hereinafter defined), if any, as follows:

          (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-1 (No. 333-05955), including each related preliminary prospectus included therein prior to the time such registration statement becomes effective ("Preliminary Prospectus"), for the registration of the Firm Securities and the Option Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the Rules and Regulations (as defined below) of the Commission under the Act. The Company will not file any other amendment thereto to which the Representative shall have reasonably objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

          (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or, to the Company's knowledge, are threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to (i) statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus, or (ii) statements made in any Preliminary Prospectus which were revised and/or corrected in any subsequent Preliminary Prospectus or the Registration Statement or Prospectus, and which subsequent Preliminary Prospectus or Prospectus was recirculated to all recipients of the Preliminary Prospectus which had been revised in accordance with the Rules and Regulations.

          (c) When the Registration Statement [WAS DECLARED/BECOMES] effective and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus, as amended or supplemented as required, will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform in all material respects to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements where made or omitted, not misleading; provided, however, that this representation and warranty does not
               -----------------
               apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Underwriters expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

          (d) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. The Company's subsidiaries are sometimes hereafter individually referred to as a "Subsidiary" and collectively referred to as the "Subsidiaries," and when reference is made to a Subsidiary it also includes any general partnership, limited partnership or limited liability company whose financial statements have been consolidated with those of the Company in the consolidated financial statements of the Company that are included in each Preliminary Prospectus, the Registration Statement or the Prospectus. Except as set forth in the Prospectus, the Company does not own or control, directly or indirectly, any corporation, partnership, trust, joint venture or other business entity other than the subsidiaries listed in Exhibit 21 of the Registration Statement. Each of the Company and any Subsidiary is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing, except where the failure to be so qualified or licensed would not have a material and adverse effect on the condition, financial or otherwise, or the earnings, position, business affairs, operations, properties, or results of operations of the Company and the Subsidiaries, taken as a whole (the "Business"). Each of the Company and any Subsidiary has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus, except where the failure to have such authorizations, approvals, orders, licenses, certificates, franchises or permits would not have a material and adverse effect on the Business; each of the Company and any Subsidiary is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations; and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the Business; the disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on each of the Company's and any Subsidiary's businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

          (e) At the dates as of which such information is set forth in the Prospectus, and after giving effect to the stock split described in the Prospectus, the Company had a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, under the headings "Capitalization" and "Description of Capital Stock" and will have the adjusted capitalization set forth therein on the Closing Date and on the Option Closing Date, if any, based upon the assumptions set forth therein, and neither the Company nor any Subsidiary is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representative's Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding shares of capital stock of the Company and all Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company or any Subsidiary. The Firm Securities, the Representative's Warrant and the Option Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form.

          (f) The consolidated financial statements of the Company and each Subsidiary together with the related notes and schedules thereto, included in the Registration Statement and the Prospectus fairly present the consolidated financial position, income, changes in cash flow, changes in stockholders' equity and the results of operations of the Company and each Subsidiary at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with the Rules and Regulations and with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved. Except as disclosed in the Registration Statement and the Prospectus, there has been no material adverse change or development involving a material prospective change in the Business, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the businesses of each of the Company and any Subsidiary taken as a whole conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information (including, without limitation, any pro forma financial information) set forth in the Prospectus under the headings "Summary Financial Data," "Selected Consolidated Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, and have been derived from or compiled on a basis consistent with that of the audited consolidated financial statements included in the Prospectus, and have been prepared in accordance with the applicable requirements of Regulation S-X promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and otherwise in accordance with the Rules and Regulations.

          (g) Each of the Company and any of its predecessors in interest (i) has filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns which are required to be filed through the date hereof or has received extensions thereof;
               (ii) has paid all federal, state, local, and foreign taxes shown on such returns and all assessments received by it, to the extent that the same are material and have become due, except where the failure to so file or so pay could not have a material adverse effect on the Business, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code; (iii) has established adequate reserves for such taxes which are not due and payable; and (iv) does not have any material tax deficiency or claims outstanding, proposed or assessed against it.

          (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Firm Securities and the Option Securities, if any, from the Company and the purchase by the Representative of the Representative's Warrants from the Company, (iii) the consummation by the Company of any of their obligations under this Agreement, or (iv) resales of the Firm Securities and Option Securities in connection with the distribution contemplated hereby.

          (i) Except for the absence of policies which are disclosed in the Prospectus, the Company and each of the Subsidiaries maintain insurance by insurers of recognized financial responsibility of the types and in the amounts as the Company and each of the Subsidiaries believe is prudent and adequate for the business in which it is engaged and customary in the industry in which the Company and the Subsidiaries operate, including, but not limited to, insurance covering property liability, and insurance covering real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. The Company and each of the Subsidiaries, has delivered to the Underwriters' Counsel satisfactory summaries of these insurance policies. The Company has no reason to believe that it and the Subsidiaries will not be able to renew existing insurance coverage with respect to the Company and the Subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its and the Subsidiaries' businesses, in either case, at a cost that would not have a material adverse effect on the Business. None of the Company and any Subsidiary has failed to file any material claims, has material disputes with its insurance company regarding any claims submitted under its insurance policies, and has not complied in all material respects with all material provisions contained in its insurance policies where the failure to do so could reasonably be expected to have a material adverse effect on the Business.

          (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company or any Subsidiary which (i) questions the validity of the capital stock of the Company, this Agreement, the Representative's Warrant Agreement, or of any action taken or to be taken by the Company or any Selling Stockholder pursuant to or in connection with this Agreement or the Representative's Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) could reasonably be expected to materially and adversely affect the Business.

          (k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, to enter into this Agreement and the Representative's Warrant Agreement and to consummate the transactions provided for in such agreements, as applicable; and this Agreement and the Representative's Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company as applicable. Each of this Agreement and the Representative's Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's issue and sale of the Securities, or the execution or delivery of this Agreement or the Representative's Warrant Agreement by the Company, the performance hereunder and thereunder by the Company, the consummation of the transactions contemplated herein and therein by the Company, or the conduct of the Company's business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or any Subsidiary pursuant to the terms of (i) the certificate of incorporation or by-laws or the memorandum or articles of association, as applicable, of the Company or any Subsidiary, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is or may be bound or to which any of their properties or assets (tangible or intangible) is or may be subject, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any Subsidiary of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective activities or properties, which could reasonably be expected to materially and adversely affect the Business in each of the above instances.

          (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance and sale of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the Representative's Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Securities, except such as have been or may be obtained under the Act or may be required under state securities or blue sky laws (collectively, "Blue Sky") in connection with the Underwriters' purchase and distribution of the Firm Securities and the Option Securities, if any, and the Representative's purchase of the Representative's Warrants to be sold by the Company hereunder.

          (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company, any Subsidiary, or any Selling Stockholder is a party or by which any of them may be bound or to which any of their assets, properties or businesses may be subject, have been duly and validly authorized, executed and delivered by the Company, any Subsidiary, or the Selling Stockholders and constitute the legal, valid and binding agreements of the Company or any Subsidiary or any Selling Stockholder, as the case may be, enforceable against the Company or any Subsidiary, as the case may be, in accordance with their respective terms (except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). The descriptions in the Registration Statement of such agreements, contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by Form S-1, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

          (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor any Subsidiary has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money except in the ordinary course of business, (ii) entered into any transaction other than in the ordinary course of business consistent with past practice, or
               (iii) declared or paid any dividend with respect to its capital stock, and there has not been any change in the capital stock (other than upon the sale of the Firm Securities), or any material change in the debt (long or short term) or liabilities, or any material adverse change in the Business.

          (o) Except as disclosed in the Prospectus, no default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or to which the property or assets (tangible or intangible) of the Company or any Subsidiary is subject or affected, except for such defaults, if any, which individually and in the aggregate would not have a material adverse effect on the Business.

          (p) Each of the Company and the Subsidiaries has generally enjoyed a satisfactory employer-employee relationship with its employees and is in material compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. To the Company's knowledge, there are no pending investigations involving the Company or any Subsidiary, by the U.S. Department of Labor, or any other foreign or domestic governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. To the Company's knowledge, there is no unfair labor practice charge or complaint against the Company or any Subsidiary pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any Subsidiary, or any predecessor entity. No representation question exists respecting the employees of the Company or any Subsidiary, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any Subsidiary. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any Subsidiary. No labor dispute with the employees of the Company or, any Subsidiary exists, or, to its knowledge, is imminent.

          (q) Except for the Grand Court Lifestyles, Inc. Employee Benefit Plan, neither the Company nor any Subsidiary maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the foregoing are collectively, "ERISA Plans"). Neither the Company nor any Subsidiary maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder), if any, has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company or any Subsidiary to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan, if any, is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Services with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company nor any Subsidiary has ever completely or partially withdrawn from a "multiemployer plan."

          (r) None of the Company, any Subsidiary, nor any of their respective employees, directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

          (s) Except as otherwise disclosed in the Prospectus, none of the patents, trademarks, service marks, trade names and copyrights, and applications with respect thereto, and licenses and rights to the foregoing presently owned or held by the Company and any Subsidiary, are in dispute so far as known by the Company or, are in any conflict with the right of any other person or entity. To the Company's knowledge, each of the Company and any Subsidiary
               (i) owns or has the right to use, free and clear of all Liens of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) except as set forth in the Prospectus, is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, except for such obligations or liabilities, if any, which individually and in the aggregate would not have a material adverse effect on the Business.

          (t) Each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it free and clear of all liens, of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable, except for such liens the existence of which does not materially affect the value of the Company and the Subsidiaries real and personal property, taken as a whole.

          (u) Deloitte & Touche LLP, whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

          (v)  [Intentionally Left Blank.]

          (w) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's, consulting or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, any Subsidiary or any of their respective officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriter's compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD"), other than as described in the Prospectus.

          (x) The Firm Securities and the Option Securities have been approved for inclusion and quotation on the Nasdaq National Market ("Nasdaq-NMS").

          (y) Neither the Company nor any Subsidiary, nor any of their respective officers, employees, agents or any other person acting on behalf of the Company or any Subsidiary has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent, governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company or any Subsidiary (or assist the Company or any Subsidiary in connection with any actual or proposed transaction) which might subject the Company or any Subsidiary, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign). The Company's and each Subsidiary's internal accounting controls are sufficient to cause the Company and each Subsidiary to comply with the Foreign Corrupt Practices Act of 1977, as amended.

          (z) Except as set forth in the Prospectus, no officer, director, stockholder or partner of the Company or any Subsidiary, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or any Subsidiary, or (B) purchases from or sells or furnishes to the Company or any Subsidiary any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company or any Subsidiary is a party or by which it may be bound or affected. Except as set forth in the Prospectus, there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company or any Subsidiary, and any officer, director, all holders of five percent (5%) or more of the Common Stock of the Company or of the capital stock or interests of or in any Subsidiary, or any partner, affiliate or associate of any of the foregoing persons or entities which are required to be disclosed in the Prospectus.

          (aa) Any certificate signed by any officer of the Company or any officer of any Subsidiary, and delivered to the Underwriters or to the Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

          (bb) Each of the minute books of the Company and each Subsidiary has been made available to the Underwriters and contains a complete summary of all meetings and actions of the directors and stockholders of the Company and each Subsidiary, respectively, since the time of its respective incorporation, and reflects all transactions referred to in such minutes accurately and fairly in all material respects.

          (cc) Except and to the extent described in the Prospectus, no holders of any securities of the Company or any Subsidiary or of any options, warrants or other convertible or exchangeable securities of the Company or any Subsidiary have the right to include any securities issued by the Company or any Subsidiary in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company or any Subsidiary.

          (dd) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business
                               -----------------------------------------------
               with Cuba, and the Company further agrees that if it or any
               ---------
               affiliate commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date of the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's, or any affiliate's, business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (ee) The Company is not now, and immediately after the sale of the Firm Securities, the Option Securities, if any, and the Representative's Warrants hereunder, and the application of the proceeds from such sale as described under the caption "Use of Proceeds" in the Prospectus, will not be an "investment company" or a company "controlled by" an "investment company" within the meaning of such terms under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          (ff) The Company, and each Subsidiary, and each facility that is managed by the Company or any Subsidiary, is in compliance with all federal, state, local or foreign rules, laws, regulations, ordinances, codes, administrative orders and common law, and has all necessary licenses and permits, relating to pollution or protection of human health or wildlife, the release or threatened release, the use, distribution, manufacture, processing, storage, treatment and disposal of toxic substances, toxic wastes, chemicals, pollutants, contaminants, wastes, medical wastes, hazardous wastes, hazardous substances, petroleum or petroleum products and protection of health or the environment (including without limitation, ambient air, surface water, groundwater, landsurface or subsurface strata), other than such lack of compliance or the absence of such licenses and permits the effect of which does not and would not in the future have a material adverse effect on the Business (collectively, "Environmental Laws").

          (gg) The Company will not, and will not permit any of its future subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, but not limited to, the sale, purchase, exchange, lease, transfer or other disposition of any properties, assets or services to, or the purchase of any property, assets or services from, or the entry into any contact, agreement, undertaking, loan, advance or guarantee) with, or for the benefit of, an Affiliate (an "Affiliate Transaction"), or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the date of issuance of the Securities unless (i) such Affiliate Transaction is between or among the Company and its wholly-owned subsidiaries, or (ii) the terms of such Affiliate Transaction are fair and reasonable; provided, however, notwithstanding anything to the contrary contained herein, the Company may issue securities pursuant to the exercise of outstanding options and warrants on the terms in effect and described in the Prospectus relating to the Securities. All Affiliate Transactions approved in good faith by the Board of Directors of the Company and a minimum of two disinterested and independent outside directors thereof, with such approval evidenced by a Board Resolution, which refers to the criteria set forth in this Section 1(gg), shall be deemed to meet the criterion set forth in (i) or (ii) above. "Affiliate" is defined in accordance with Rule 405 promulgated under the Rules and Regulations.

     2.   Representations and Warranties of the Selling Stockholders.  The
          ----------------------------------------------------------
     Selling Stockholders, severally and not jointly, represent and warrant to, and agree with, each of the Underwriters as of the date hereof, and as of the Closing Date and each Option Closing Date, if any, as follows:

          (i) Such Selling Stockholder has full legal right, power and authority to enter into this Agreement, the Power of Attorney with
                                                                        -----
     and      , or either of them, as attorney-in-fact (the "Attorney-in-Fact")
         -----
     in the form heretofore furnished to you (the "Power of Attorney") and the Custody Agreement with First United Bank as custodian (the "Custodian") in the form heretofore furnished to you (the "Custody Agreement"). Each Selling Stockholder has full legal right, power and authority to deliver and sell the Firm Securities and the Option Securities to be sold by such Selling Stockholder under this Agreement, and to consummate the transactions provided for in this Agreement, the Power of Attorney and the Custody Agreement; and this Agreement, the Power of Attorney and the Custody Agreement have each been duly and properly authorized, executed and delivered by such Selling Stockholder. Each of this Agreement, the Power of Attorney and the Custody Agreement constitutes a legal, valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms (except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law).
     None of such Selling Stockholder's delivery and sale of the firm Securities or Option Securities, execution or delivery of this Agreement, the Power of Attorney or the Custody Agreement, its performance hereunder and thereunder, or its consummation of the transactions contemplated herein and therein, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of such Selling Stockholder pursuant to the terms of any license, contract, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is or may be bound or to which either of its properties or assets (tangible or intangible) is or may be subject, or any statute, judgement, decree, order, rule or regulation applicable to any Selling Stockholder or any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over any matter), domestic or foreign, having jurisdiction over the Selling Stockholder or any of his activities or properties, which could reasonably be expected to materially and adversely affect the Business in each of the above instances. The Attorney-in-Fact, acting alone, is authorized to execute and deliver this Agreement and the Custody Agreement and the certificates referred to in Section 8(j) hereof
                                                                   ----
     on behalf of such Selling Stockholder, to authorize the delivery of the Firm Securities or Option Securities to be sold by such Selling Stockholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Firm Securities or Option Securities or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement and the Custody Agreement.

          (ii) No consent, approval, authorization or order of, and no filing with, any court regulatory body, government agency or other body, domestic or foreign, is required for the delivery and sale of the Firm Securities or Option Securities to be sold by such Selling Stockholder under this Agreement pursuant to the Prospectus and the Registration Statement, for the performance of this Agreement, the Power of Attorney and the Custody Agreement and for the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the delivery and sale of any of the Firm Securities or Option Securities to be sold by such Selling Stockholder under this Agreement, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Firm Securities and the Option Securities to be sold by such Selling Stockholder under this Agreement.

          (iii) At the date hereof such Selling Stockholder has, and at the time of delivery of the Firm Securities or Option Securities to be sold by the Selling Stockholder to the several Underwriters, such Selling Stockholder will have full right, power and authority to sell, assign, transfer and deliver the Firm Securities or Option Securities to be sold by such Selling Stockholder hereunder. At the date hereof such Selling Stockholder is, and at the time of delivery of the Firm Securities or Option Securities to be sold by such Selling Stockholder, such Selling Stockholder will be, the lawful owner of and has and will have, good and marketable title to such Firm Securities or Option Securities free and clear of any liens, charges, pledges, equities, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title. Upon delivery of and payment for the Firm Securities or Option Securities to be sold by such Selling Stockholder hereunder, good and marketable title to such Firm Securities or Option Securities will pass to the Underwriters, free and clear of any liens, charges, pledges, equities, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title. Except as described in the Registration Statement and the Prospectus or created hereby, there are no outstanding options, warrants, rights, or other agreements or arrangements requiring such Selling Stockholder at any time to transfer any Common Stock to be sold hereunder by such Selling Stockholder. The Firm Securities and Option Securities, to be sold by such Selling Stockholder under this Agreement, are not and will not be subject to any preemptive or other similar rights of such stockholder.

          (iv) At the time when the Registration Statement becomes or became effective, and at all times subsequent thereto up to and including the Closing Date and the Option Closing Date, the Registration Statement and any amendments thereto will not contain any untrue statement of a material fact regarding such Selling Stockholder or omit to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder not misleading, and the Prospectus (and any supplements thereto) will not contain any untrue statement of a material fact regarding such Selling Stockholder or omit to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder, in light of the circumstances under which they were made, not misleading, and such Selling Stockholder is unaware of any material misstatement in or omission from the Registration Statement or the Prospectus or of any material adverse information regarding such Selling Stockholder and his security holdings which is not set forth in the Registration Statement and the Prospectus.

          (v) Such Selling Stockholder or any of his affiliates (within the meaning of the Rules and Regulations) has not taken or will not take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

          (vi) There is not pending or, to such Selling Stockholder's knowledge, threatened against such Selling Stockholder any action, suit or proceeding which (A) questions the validity of this Agreement, the Power of Attorney, the Custody Agreement or of any action taken or to be taken by such Selling Stockholder pursuant to or in connection with this Agreement, the Power of Attorney, or the Custody Agreement or (B) is required to be disclosed in the Registration Statement which is not so disclosed, and such actions, suits or proceedings as are summarized in the Registration Statement, if any, are accurately summarized.

          (vii) Upon executing this Agreement, certificates in negotiable form for the Firm Securities and Option Securities to be sold by such Selling Stockholder under this Agreement on the Closing Date, or Option Closing Date if requested by the Underwriters pursuant to Section 3(b) hereof, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, will have been placed in custody with the Custodian for the purpose of effecting delivery hereunder and thereunder.

          (viii) Such Selling Stockholder has no registration rights or other similar rights with respect to any securities of the Company; and such Selling Stockholders does not have any right of first refusal or other similar right to purchase any securities of the Company upon the issuance or sale thereof by the Company or upon the sale thereof by any other stockholder of the Company.

          (ix) Such Selling Stockholder has not since the effective date of the Registration Statement (i) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of Common Stock, or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except for the sale of the Firm Securities and Option Securities to the Underwriters under this Agreement and except as otherwise permitted by law).

          (x) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the sale by such Selling Stockholder of the Firm Securities and Option Securities, (ii) the purchase by the Underwriters of the Firm Securities and Option Securities from such Selling Stockholder, (iii) the consummation by such Selling Stockholder of any of his obligations under this Agreement, or (iv) resales of the Firm Securities and Option Securities sold by such Selling Stockholder in connection with the distribution contemplated hereby.

          (xi) Any certificate signed by or on behalf of such Selling Stockholder and delivered to the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.


     3.   Purchase, Sale and Delivery of the Securities and Representative's
          ------------------------------------------------------------------
          Warrants.
          --------

          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders, severally and not jointly, agree to issue and sell to the respective Underwriters, and each of the Underwriters agrees to purchase the Firm Securities (subject to such adjustment as the Representative may determine to avoid fractional shares, plus any additional numbers of Firm Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 13 hereof) which bears the same proportion to the number of Firm Securities to be sold by the Company or by that Selling Stockholder, as the case may be, as the number of Firm Securities set forth opposite the name of such Underwriters on Schedule B bears to the total number of Firm Securities to be sold by the Company and such Selling Stockholder, in each case on a firm commitment basis no later than three (3) business days after the Effective Date of the
               Registration Statement, at a price of $       per share of Common
                                                      ------
               Stock and $     per share of Preferred Stock [in each case 92.5%
                          ----
               of the initial public offering price].

          (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders hereby grant an option to the several Underwriters to purchase, and the Underwriters shall have the right to purchase, severally and not jointly pro rata from the Company and the Selling Stockholders, all or any part of the
               Option Securities at a price of $       per share of Common Stock
                                                ------
               and $     per share of Preferred Stock [in each case 92.5% of
                    ----
               the initial public offering price]. The option granted hereby will expire forty-five (45) days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Representative to the Company and the Selling Stockholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than five (5) full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

          (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of the Representative at 1001 Fourth Avenue, Suite 2200, Seattle, Washington 98154, or at such other place as shall be agreed upon by the Representative and the Company. Such delivery and payment
               shall be made at 10:00 a.m. (New York City time) on March    ,
                                                                         ---
               1997 or at such other time and date as shall be agreed upon by the Representative and the Company, but not less than three (3) nor more than four (4) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above mentioned office of the Representative or at such other place as shall be agreed upon by the Representative and the Company on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Representative against payment by the Underwriters of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company and the Selling Stockholders, as applicable, by New York Clearing House funds, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

          (d) On the Closing Date, the Company shall issue and sell to the Representative, the Representative's Warrants at a purchase price of $.0001 per warrant, which warrants shall entitle the holder(s) thereof to purchase an aggregate of 150,000 shares of Common Stock and 150,000 shares of Preferred Stock. The Representative's Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the effective date of
               the Registration Statement at an exercise price of $      per
                                                                   -----
               share of Common Stock and $     per share of Preferred Stock [in
                                          ----
               each case one hundred sixty-five percent (165%) of the public offering price of the Firm Securities]. The Representative's Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 1.2 to the Registration Statement. Payment for the Representative's Warrants shall be made on the Closing Date.


     4.   Public Offering of the Shares.
          -----------------------------

          As soon after the Registration Statement becomes effective as the Representative deems advisable, the Underwriters shall make a public offering of the Firm Securities at the price and upon the other terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price and increase or decrease concessions and discounts to dealers after distribution of the Firm Securities has been completed to such extent as the Representative, in its sole discretion deems advisable and as permitted by the Act and the Rules and Regulations. The Underwriters may enter into one or more agreements as the Representative, in its sole discretion deems advisable, with one or more broker-dealers who shall act as dealers in connection with such public offering.


     5.   Covenants and Agreements of the Company.  The Company covenants and
          ---------------------------------------
          agrees with the Underwriters as follows:

          (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Firm Securities and Option Securities by the Underwriters of which the Underwriters shall not previously have been advised and furnished with a copy, or to which the Underwriters shall have reasonably objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

          (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representative and confirm the notice in writing (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission, or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission, and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission, or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will use its best efforts to obtain promptly the lifting of such order or suspension.

          (c) The Company shall file the Prospectus (in form and substance reasonably satisfactory to the Underwriter) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b).

          (d) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Firm Securities and Option Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representative or Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel ("Underwriters' Counsel") shall reasonably object.

          (e) The Company shall endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Firm Securities and Option Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided,
                                                                     --------
               however, the Company shall not be required to qualify as a
               -------
               foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

          (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Firm Securities and Option Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Firm Securities and Option Securities or the Representative's Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriter's Counsel and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Representative may request.

          (g) As soon as practicable, but in any event not later than forty-five (45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (ninety (90) days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11 (a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

          (h) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representative:

               (i) concurrently with furnishing such quarterly reports to its stockholders, consolidated statements of income of the Company and its consolidated subsidiaries for each quarter in the form furnished to the Company's stockholders;

               (ii) concurrently with furnishing such annual reports to its stockholders, a consolidated balance sheet of the Company and its consolidated subsidiaries as at the end of the preceding fiscal year, together with statements of consolidated operations, stockholders equity, and cash flows of the Company and its consolidated subsidiaries for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

              (iii) as soon as they are available, copies of all other
                    reports (financial or other) mailed to stockholders;

               (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

               (v) every press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by or on behalf of the Company; and

               (vi) any additional information of a public nature concerning the
                    Company or its businesses which the Representative may request.

               During such five-year period, if the Company continues to have active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

          (i) The Company will maintain a transfer agent (the "Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock and Preferred Stock, each of which shall be satisfactory to the Representative.

          (j) The Company will furnish or cause to be furnished to the Representative without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be manually signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may reasonably request.

          (k) Concurrently with the execution and delivery hereof, the Company shall provide to the Underwriters, legally binding and enforceable agreements, in form and substance satisfactory to the Representative ("Lock-up Agreements") pursuant to which each of the Selling Stockholders agrees that he will not, other than as set forth in the Prospectus, directly or indirectly, offer to sell, sell, make a short sale (including without limitation short against the box), grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise), dispose of any beneficial interest therein, enter into any swap or other agreement that transfers in whole or in part any of the economic consequences or ownership of the shares of Common Stock, whether any such transactions were to be settled by delivery of Common Stock, other securities, cash or otherwise, for a period of not less than thirteen (13) months following the effective date of the Registration Statement without the prior written consent of the Representative; provided, that the foregoing
                                              --------
               restriction shall not prohibit (a) the issuance of shares of Common Stock or options to purchase shares of Common Stock in connection with the Company's Stock Option and Performance Award Plan, or (b) transfers to the estate or by the estate of the Selling Stockholders, so long as any such transferees agree to be bound by the restrictions set forth herein. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer"" orders on the Company's stock ledgers.

          (l) Each of the Company and its Subsidiaries will use its best efforts to cause the Company and the Subsidiaries' respective officers, directors, stockholders, and their respective affiliates (within the meaning of the Rules and Regulations) not to take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, unlawful stabilization or manipulation of the price of any securities of the Company.

          (m) The Company shall apply the net proceeds from the sale of the Firm Securities and the Option Securities, if any, in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company or any Subsidiary or any affiliate of either, except in accordance with the disclosures contained in the Prospectus.

          (n) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 of the Regulations) from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

          (o) The Company shall furnish to the Representative as early as practicable prior to each of the Closing Date and Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company which have been read by the Company's independent public accountants as stated in their letters to be furnished pursuant to Section 8(n) hereof.
                                                   ------------

          (p) The Company shall use its best efforts to cause the Common Stock and the Preferred Stock to be listed on Nasdaq/NMS and for a period of five (5) years from the date hereof use its best efforts to maintain the Nasdaq-NMS listing of the Common Stock and the Preferred Stock, to the extent outstanding.

          (q) At the request of the Representative, for a period of five (5) years from the Closing Date, the Company shall furnish to the Representative at the Company's sole expense (i) monthly consolidated transfer sheets relating to the Common Stock, (ii) the list of holders of all of the Company's Common Stock, Preferred Stock and any securities for which the Common Stock and Preferred Stock are redeemable, convertible or exchangeable, on a monthly basis, and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company, to the extent that the Company's securities are not eligible for solicited and unsolicited secondary sales in all fifty (50) states of the United States and the District of Columbia.

          (r) As soon as practicable (i) but in no event more than ten (10) business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Common Stock and the Preferred Stock, and (ii) but in no event more than thirty (30) days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poors Corporation Descriptions and Moodys OTC Manual and to continue such inclusion for a period of not less than seven (7) years, only to the extent that the Common Stock and the Preferred Stock are not included for trading on Nasdaq/NMS.

          (s) The Company hereby agrees that it will not, without the prior written consent of the Representative, for a period of thirteen
               (13) months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement permitting (i) the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right to acquire any Common Stock or Preferred Stock (x) at an exercise price that is less than the greater of the public offering price of the Firm Securities set forth herein and the fair market value on the date of grant or sale or (y) to any of its executive officers or directors or to any holder of five percent (5%) or more of the shares of Common Stock; provided, however that this prohibition shall not apply to the issuance of shares of Common Stock registered under the Act pursuant to the Registration Statement, or pursuant to the Company's 1996 Stock Option and Performance Award Plan; or (ii) the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options or warrants issued by the Company to exceed two million five hundred thousand (2,500,000) shares (subject to reasonable, customary anti-dilution adjustments) reserved for issuance under the Company's Stock Option and Performance Award Plan; or (iii) the payment for such securities with any form of consideration other than cash, or (iv) the existence of stock appreciation rights, phantom options or similar arrangements.

          (t) Until the completion of the distribution of the Firm Securities and the Option Securities under the terms hereof, the Company shall not, without the prior written consent of the Representative or Underwriters' Counsel, issue, directly or indirectly any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business with respect to the Company's operations.

          (u) For a period equal to the lesser of (i) seven (7) years from the date hereof, and (ii) the sale to the public of the Representative's Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form S-1 (or other appropriate form) for the registration under the Act of the Representative's Securities.

          6.   Certain Covenants of the Selling Stockholders.  Each of Selling
               ---------------------------------------------
     Stockholders covenants and agrees, severally and not jointly, with each of the Underwriters as follows:

               (i) Such Selling Stockholder will not, directly or indirectly, without the prior written consent of the Company and the Representative, offer, offer to sell, sell, grant an option for the sale or purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or any securities convertible into, exchangeable or exercisable for, or evidencing any right to purchase or subscribe for, any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of thirteen (13) months after the date hereof, except pursuant to this Agreement or transfers to the estate or by the estate of such Selling Stockholder, so long as such transferees agree to be bound by the restrictions set forth herein, and such Selling Stockholder and any of his affiliates (within the meaning of the Rules and Regulations) will not take, directly or indirectly, any action designated to, or which might in the future reasonably be expected to cause or result in, unlawful stabilization or manipulation of the price of any securities of the Company.


               (ii) Such Selling Stockholder consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

               (iii) Such Selling Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement, the Custody Agreement and the Power of Attorney at or prior to the Closing Date and any Option Closing Date.

     7.   Payment of Expenses
          -------------------

          (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not previously paid) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement and the Representative's Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company; (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges) filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement, and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Representative's Warrant Agreement, selected dealer agreements (if any) and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Representative may request, in quantities as herein above stated; (iii) the printing, engraving, issuance and delivery of the certificates representing the Securities; (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws, if legally required, and the costs of printing and mailing the "Preliminary Blue Sky Memorandum" and the "Supplemental Blue Sky Memorandum," if any, and disbursements and fees of counsel in connection therewith, (v) advertising costs and expenses, including but not limited to costs and expenses incurred by the Company and the Representative in connection with the "road show," information meetings and presentations, bound volumes and prospectus memorabilia and "tombstone" advertisement expenses, (vi) costs and expenses in connection with due diligence investigations, including but not limited to the fees of any independent counsel, expert or consultant retained, (vii) fees and expenses of the transfer agent, registrar and custodian and all issue and transfer taxes, if any, (viii) the fees payable to the Commission and the NASD, and (ix) the fees and expenses incurred in connection with the listing of the Securities on Nasdaq-NMS and any other exchange.

          (b) If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 8, Section 12 (a) or Section 13,
                                      ---------------------------------------
               the Company shall reimburse and indemnify the Underwriter for all of its actual out-of-pocket expenses on an accountable basis, including the reasonable fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 7(c)
                                                                  ------------
               hereof, up to a maximum of $75,000.

          (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 7, it will pay
                                                          ---------
               to the Representative on the Closing Date by certified or bank cashiers check or, at the election of the Representative, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to 2.15% of the gross proceeds received by the Company from the sale of the Firm Securities, $50,000 of which has been paid to date. In the event the Underwriters elect to exercise the over-allotment option described in Section 3(b) hereof, the Company agrees to pay to
                            ------------
               the Representative on the Option Closing Date (by certified or bank cashiers check or, at the Representative's election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to 2.15% of the gross proceeds received by the Company from the sale of the Option Securities.

     8.   Conditions of the Underwriters' Obligations.  The obligations of the
          -------------------------------------------
          Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholders herein as of the date hereof and as of the Closing Date and Option Closing Date, if any, as if they had been or have made on and as of the Closing Date or Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of officers of the Company (where applicable) made pursuant to the provisions hereof; and the performance by the Company and the Selling Stockholders on and as of the Closing Date and Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 12:00 noon, New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at the Closing Date and Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriter's Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Common Stock and Preferred Stock to be sold hereunder and any price related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

          (b) The Representative shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Underwriter's reasonable opinion, is material, or omits to state a fact which, in the Representative's reasonable opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's reasonable opinion, is material, or omits to state a fact which, in the Representative's reasonable opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) On or prior to each of the Closing Date and Option Closing Date, if any, the Representative shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Representative may request, and Underwriters' Counsel shall have received from the Company such papers and information as they request to enable them to pass upon such matters.

          (d) At the Closing Date, the Underwriters shall have received the favorable opinion of Reid & Priest, LLP, New York, New York, special counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Representative and Underwriters' Counsel to the effect that:

               (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Each subsidiary of the Company listed in
                    Exhibit 21 to the Registration Statement (the "Subsidiaries") has been duly incorporated or formed and is existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Company and the Subsidiaries are duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company or its subsidiaries, taken as a consolidated whole. To our knowledge, the Company has no subsidiaries other than those identified in the Registration Statement, and the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization which is material to the Business other than as described in the Registration Statement and the Prospectus. The Company and the Subsidiaries have all requisite corporate power and authority to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits as may be necessary to enter into, deliver and perform this Agreement and the Representative's Warrant Agreement, and to issue and sell the Securities (except as may be required under the Securities Act and state and foreign Blue Sky laws) under the terms hereof and thereof and to consummate the transactions provided for herein and therein;

               (ii) Prior to the issuance of Securities in accordance with this
                    Agreement, the Company had an authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and, to such counsel's knowledge, none of them was issued in violation of any preemptive or other similar right (except for any such right emanating from the Company's Certificate of Incorporation or By-laws, for which no knowledge criteria applies). The Securities, when issued (in the case of the Securities to be sold by the Company) and sold pursuant to this Agreement and the Representative's Warrant Agreement, will be duly and validly issued, fully paid and nonassessable, and, to such counsel's knowledge, none of them will be issued in violation of any preemptive or other similar right (except for any such right emanating from the Company's Certificate of Incorporation or By-laws, for which no knowledge criteria applies). Except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of Preferred Stock or Common Stock of the Company or any security convertible into, or exercisable or exchangeable for, such Preferred Stock or Common Stock. The Securities conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. The Representative's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby;

              (iii) To such counsel's knowledge, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement, other than the Selling Stockholders as identified in the Registration Statement and the Prospectus;

               (iv) this Agreement and the Representative's Warrant Agreement have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitute and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

               (v) No transfer tax or duty is payable (on the assumption that the laws of New York are applicable to such transactions) by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriters of the Securities from the Company, (C) the consummation by the Company of any of its obligations under this Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby;

               (vi) to such counsel's knowledge, each of the Company and the
                    Subsidiaries is not in violation of any term or provision of its charter or by-laws;


              (vii) neither the execution, delivery and performance of
                    this Agreement or the Representative's Warrant Agreement by the Company nor the consummation of any of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale by the Company of the Securities) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company and its subsidiaries pursuant to the terms of,
                    (i) to such counsel's knowledge, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its properties or businesses is bound, (ii) any term or provision of its charter or by-laws or (iii) any statute, rule or regulation or, to such counsel's knowledge, any franchise, license, permit, judgment, decree or order, in any such case where termination, acceleration, conflict, breach, default, event of default, lien, charge, encumbrance, whether or not asserted or imposed, would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a consolidated whole;

             (viii) except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, there are no pending or threatened actions, suits or proceedings (governmental or otherwise) against or affecting the Company, any of the Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of the Subsidiaries, could individually or in the aggregate have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a consolidated whole, or would materially and adversely affect the ability of the Company or any of the Subsidiaries to perform their respective obligations under this Agreement, or which are otherwise required to be disclosed in the Prospectus under the Rules and Regulations;

               (ix) the Registration Statement has become effective under the
                    Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the respective rules thereunder;

               (x) the Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended;

               (xi) the statements in the prospectus under "Business -
                    Partnership Offerings"; "Certain Transactions"; "Description of Capital Stock"; "Shares Eligible For Future Sale"; and "Certain Federal Income Tax Considerations" insofar as such statements constitute a summary of documents referred to therein or matters of law, are, in all material respects, accurate summaries of the material provisions thereof and accurately present the information required with respect to such documents and matters. To such counsel's knowledge, all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are described as required in the Registration Statement, as the case may be.

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials. Copies of such certificates shall be furnished to the Representative and counsel for the Underwriters.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representative and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing no facts have come to the attention of such counsel which have caused such counsel to believe that the Registration Statement at the time it became effective and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements and schedules and other financial or statistical data included in the Registration Statement or the Prospectus).

          (e) At the Closing Date, the Underwriters shall have received the favorable opinion of Reid & Priest LLP, in its capacity as special counsel for the Selling Stockholders, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               (i) This Agreement, the Power of Attorney with Paul Jawin and John W. Luciani, III, or either of them, as attorney-in-fact (the "Power of Attorney") and the Custody Agreement with First Union Bank as custodian (the "Custody Agreement") have been duly and validly executed and delivered by the Selling Stockholder and constitute and will constitute the legal, valid and binding obligation of each of the Selling Stockholders, enforceable against each of the Selling Stockholders in accordance with its terms, except (i) as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles,
          (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws and (iii) no opinion is expressed as to the enforceability of the Power of Attorney and Custody Agreement in the event of the death of a Selling Stockholder prior to his sale of the Firm Securities or Option Securities hereunder. To such counsel's knowledge, none of any Selling Stockholder's delivery and sale of the Firm Securities or Option Securities, execution or delivery of this Agreement, the Power of Attorney or the Custody Agreement, his performance hereunder or thereunder, or his consummation of the transactions contemplated herein and therein, conflicts with or results in any material breach or violation of any of the terms or provisions of, or constitutes a material default under, or results in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of any Selling Stockholder pursuant to the terms of (i) any license, contract, indenture, mortgage, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument of which such counsel has knowledge and to which any Selling Stockholder is a party or by which any Selling Stockholder is bound, or (ii) any statute, rule or regulation, or, to such counsel's knowledge, any decree, judgement or order, of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body having jurisdiction over any Selling Stockholder or any of his activities or properties (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, which is applicable to any Selling Stockholder, and in each case where such conflict, breach, violation or default would have a material adverse effect on such Selling Stockholder.

               (ii) To such counsel's knowledge, no consent, approval, authorization or order of any Federal or state court or governmental agency or body is required for the performance of this Agreement by either Selling Stockholder or the sale by either Selling Stockholder of the Common Stock to be sold by him hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such shares by the several Underwriters (as to which such counsel need express no opinion) and such as may be required under the rules of the National Association of Securities Dealers, Inc. with respect to the underwriting arrangements reflected in this Agreement (as to which such counsel need express no opinion).

               (iii) Except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge, there are no pending or threatened actions, suits or proceedings against or affecting either Selling Stockholder, or any of his properties that, if determined adversely to the Selling Stockholder, would materially and adversely affect the ability of such Selling Stockholder to perform his obligations under this Agreement, the Power of Attorney and the Custody Agreement, or which are otherwise required to be disclosed in the Prospectus under the Rules and Regulations.

               (iv) No transfer tax, stamp duty or other similar tax is payable (on the assumption that the laws of the State of New York are applicable) by or on behalf of the Underwriters in connection with (i) the sale by the Selling Stockholders of the Firm Securities or Option Securities, (ii) the purchase by the Underwriters of the Firm Securities or Option Securities from the Selling Stockholders, (iii) the consummation by the Selling Stockholders of any of their obligations under this Agreement, or (iv) resales of the Firm Securities or Option Securities in connection with the distribution contemplated hereby.

               (v) Each of the Underwriters has received good and valid title to the Firm Securities and Option Securities being sold by the Selling Stockholder hereunder, free and clear of any adverse claims; provided that the Underwriters are purchasing such Firm Securities and Option Securities in good faith and without notice of any adverse claims;

          To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company, the Selling Stockholder and public officials. Copies of such certificates shall be furnished to the Representative and counsel for the Underwriters.

          Such counsel may assume that each Selling Stockholder has the necessary legal capacity to execute, deliver and perform the Agreement, the Power of Attorney and the Custody Agreement executed by him in connection with the transactions contemplated by the Agreement.

          (f) At the Option Closing Date, if any, the Representatives shall have received the favorable opinion of Company Counsel, as both special counsel to the Company and special counsel to the Selling Stockholders dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Representative and Underwriters' Counsel confirming as of the Option Closing Date the statements made by Company Counsel in its opinion delivered on the Closing Date as counsel to the Company and counsel to the Selling Stockholders.

          (g) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 8, or
                                                                         -
               in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company and each Subsidiary, or herein contained.

          (h) Prior to each of the Closing Date and the Option Closing Date, if any (i) there shall have been no material adverse change or development involving a prospective material change in the condition, financial or otherwise, prospects, stockholders equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) except as disclosed in the Registration Statement, there shall have been no transaction, not in the ordinary course of business, entered into by the Company or any Subsidiary, from the latest date as of which the financial condition of the Company and any Subsidiary is set forth in the Registration Statement and Prospectus which is materially adverse to the Company or any Subsidiary; (iii) neither the Company nor any Subsidiary, shall be in default under any provision of any instrument relating to any outstanding indebtedness which default has not been waived; (iv) except as disclosed in the Registration Statement, neither the Company nor any Subsidiary shall have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there has not been any change in the capital stock or any material change in the debt (long or short term) or liabilities or obligations of the Company or any Subsidiary (contingent or otherwise); (v) no material amount of the assets of the Company or any Subsidiary shall have been pledged or mortgaged, except as set forth in or contemplated by the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company or any Subsidiary or any of the Selling Stockholders, or affecting any of their respective properties or businesses before or by any Court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially, adversely affect the Business, or the Selling Stockholders' abilities to continue to function in connection with the business operations of the Company or any Subsidiary, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

          (i) At each of the Closing Date and Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

               (i) The representations and warranties of the Company and each Subsidiary in this Agreement are true and correct as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date or Option Closing Date, as the case may be;

               (ii) No stop order suspending the effectiveness of the
                    Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such persons knowledge after due inquiry, are contemplated or threatened under the Act;

              (iii) The Registration Statement and the Prospectus and, if
                    any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and the Registration Statement, or any amendment or supplement thereto, does not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus, the Prospectus, or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as described in or contemplated by the Registration Statement and Prospectus, (a) neither the Company nor any Subsidiary has incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent;
                    (b) neither the Company nor any Subsidiary has paid or declared any dividends or other distributions on its capital stock; (c) neither the Company nor any Subsidiary has entered into any transactions not in the ordinary course of business; (d) there has not been any change in the capital stock or material increase in long-term debt or any material increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company or any Subsidiary; (e) neither the Company nor any Subsidiary has sustained any loss or damage to its property or assets, whether or not insured;
                    (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or any Subsidiary or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and
                    (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

               References to the Registration Statement and the Prospectus in this subsection (g) are to such documents as amended and supplemented at the date of such certificate.

          (j) The Selling Stockholders shall have furnished to the Underwriter such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as the Representative and Underwriters' counsel may reasonably request. Specifically, at each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate from each of the Selling Stockholders (which may be signed by the Attorney-in-
               Fact), dated the Closing Date, and the Option Closing Date, if any, to the effect that such Selling Stockholder has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                    (A) The representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made at and as of the Closing Date or the Option Closing Date, as the case may be, and such Selling Stockholder has complied with all agreements and covenants and satisfied all conditions contained in this Agreement to be performed or satisfied by such Selling Stockholder at or prior to the Closing Date or the Option Closing Date, as the case may be; and

                    (B) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein regarding such Selling Stockholder, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact regarding such Selling Stockholder or omits to state any material fact regarding such Selling Stockholder required to be stated therein or necessary to make the statements therein regarding such Selling Stockholder not misleading, and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact regarding such Selling Stockholder or omitted to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder, in light of the circumstances under which they were made, not misleading.

               References to the Registration Statement and the Prospectus in this subsection (j) are to such documents as amended and supplemented at the date of such certificate.

          (k) The Company and the Selling Stockholders shall have performed such of their respective obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

          (l) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

          (m) At the time this Agreement is executed, the Representative shall have received a letter, dated the date hereof, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Representative and Underwriters' Counsel from Deloitte & Touche LLP:

               (i) confirming that they are independent certified public accountants with respect to the Company and each Subsidiary within the meaning of the Act and the applicable Rules and Regulations;

               (ii) stating that it is their opinion that the consolidated financial statements and supporting schedules of the Company and each Subsidiary included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Underwriter may rely upon the opinion of Deloitte & Touch LLP, with respect to the financial statements and supporting schedules included in the Registration Statement;

              (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim consolidated financial statements of the Company and each Subsidiary (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company and the Subsidiaries, consultations with officers and other employees of the Company and the Subsidiaries responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the pro forma financial information contained in the Registration Statement and Prospectus, if any, does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited consolidated financial statements of the Company or the unaudited pro forma financial information included in the Registration Statement, if any, (B) the unaudited financial statements and supporting schedules of the Company and the Subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company and the Subsidiary included in the Registration Statement, or (C) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company and the Subsidiaries, or any decrease in the stockholders' equity or net current assets or net assets of the Company and the Subsidiaries as compared with amounts shown in the balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (D) during the period from October 31, 1996 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net revenues, net earnings or increase in net earnings per common share of the Company and the Subsidiaries, in each case as compared with the corresponding period beginning October 31, 1996 other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

               (iv) setting forth at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company and the Subsidiaries (including a break-down of commercial paper and notes payable to banks);

               (v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company and the Subsidiaries set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and the Subsidiaries and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards in the United States), set forth in the letter and found them to be in agreement;

               (vi) stating that they have not during the immediately preceding five (5) year period brought to the attention of any of the Company's or any Subsidiary's management any "weakness", as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's or any Subsidiary's internal controls;

              (vii) stating that they have in addition carried out certain specified procedures, not constituting an audit, with respect to certain pro forma financial information which is included in the Registration Statement and the Prospectus, if any, and that nothing has come to their attention as a result of such procedures that caused them to believe such unaudited pro forma financial information, if any, does not comply in form in all respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments, if any, have not been properly applied to the historical amounts in the compilation of that information; and

            (viii) statements as to such other matters incident to the transaction contemplated hereby as the Representative may request.

          (n) At the Closing Date and the Option Closing Date, if any, the Representative shall have received from Deloitte & Touche LLP, a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
               (l) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (l) of this Section with respect to certain amounts, percentages and financial information as specified by the Underwriter and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

          (o) On each of the Closing Date and the Option Closing Date, if any, there shall have been duly tendered to the Representative for the Underwriters' account, the appropriate number of Securities.

          (p) No order suspending the sale of the Securities in any jurisdiction designated by the Representative pursuant to subsection (e) of Section 5 hereof shall have been issued on
                          ----------------
               either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

          (q) On or before the Closing Date, the Company shall have executed and delivered to the Representative (i) the Representative's Warrant Agreement substantially in the form filed as Exhibit 1.2
                                                                    -----------
               to the Registration Statement in final form and substance satisfactory to the Representative, and (ii) the Representative's Warrants in such denominations and to such designees as shall have been provided to the Company.

          (r) On or before the Closing Date, the Common Stock and Preferred Stock shall have been duly approved for inclusion and quotation on Nasdaq-NMS, subject to official notice of issuance.

          (s) On or before the Closing Date, there shall have been delivered to the Representative all of the duly executed Lock-up Agreements, in form and substance satisfactory to Underwriters' Counsel.

          If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Underwriters may terminate this Agreement or, if the Underwriters so elects, they may waive any such conditions which have not been fulfilled or extend the time for their fulfillment by written action of the Representative on behalf of the several Underwriters.

     9.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify and hold harmless the Underwriters (for purposes of this Section 9, "Underwriter" shall
                                                  ---------
               include the officers, directors, stockholders, partners, employees, agents, including specifically each person who may be substituted for an Underwriter as provided in Section 13 hereof), and each person, if any, who controls the Underwriter (a "controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based (A) upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 9 collectively called "application") executed by the Company or based upon written information furnished by the Company or any Selling Stockholder in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq-NMS or any other securities exchange; (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which made), or (C) any breach of any representation, warranty or covenant or agreement of the Company or any Selling Stockholder contained herein or in any certificate by or on behalf of the Company or any of its officers or the Selling Stockholders delivered pursuant hereto, unless, in the case of clause (A) or (B) such statement or omission (i) was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be, or (ii) if a copy of the Preliminary Prospectus or Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent, distributed or property recirculated by the Underwriters within the time required by the Act and the Rules and Regulations and such failure directly resulted in the otherwise indemnifiable losses, claims, damages, or expenses of the Underwriters (as defined herein) and each controlling person thereof.

               The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company or the Selling Stockholders may have at common law or otherwise.

          (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Underwriters (as defined in this Section 9(a) above) and each controlling person within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based (A) upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 9 collectively called "application") based upon written information furnished by such Selling Stockholder in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq-NMS or any other securities exchange; or (B) any breach of any representation, warranty or covenant or agreement of such Selling Stockholder contained herein or in any certificate by or on behalf of such Selling Stockholders delivered pursuant hereto, unless, in the case of clause (A) such statement or omission was made (i) in reliance upon and in conformity with written information furnished to such Selling Stockholder with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be or (ii) if a copy of the Preliminary Prospectus or Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent, given, distributed or properly recirculated by the Underwriters within the time required by the Act and the Rules and Regulations and such failure directly resulted in the otherwise indemnifiable losses, claims, damages, or expenses of the Underwriters as defined herein) and each controlling person thereof.

               The indemnity agreement in this subsection (b) shall be in addition to any liability which the Company may have at common law or otherwise.

          (c) The Underwriters agree severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and the Selling Stockholders, to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application. Each of the Company and each of the Selling Stockholders acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting," the Risk Factor entitled "Limited Underwriting History" and the stabilization and passive market making legends in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

               The indemnity agreement in this subsection (c) shall be in addition to any liability which each Underwriter may have at common law or otherwise.

          (d)  Promptly after receipt by an indemnified party under this Section
                                                                         -------
                9 of notice of the commencement of any action, suit or
               --
               proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 9, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this
               Section 9 except to the extent that it has been prejudiced in any
               ---------
               material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of such indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable period of time after notice of commencement of the action, or (iii) such indemnified party or parties shall have been advised in a written opinion by counsel to the indemnified party that a conflict of interest exists between the indemnifying party and the indemnified parties, making representation of such parties by the same counsel inappropriate (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of additional counsel shall be borne by the indemnifying parties. Anything in this
               Section 9 to the contrary notwithstanding, an indemnifying party
               ---------
               shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that
                                                     --------  -------
               such consent was not unreasonably withheld or delayed. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgement with respect to any pending or threatened claim, action, suit, investigation, inquiry, proceeding or litigation in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit, investigation, inquiry, proceeding or litigation), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit, investigation, inquiry, proceeding or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 9, but it is judicially
                                                ---------
               determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 9 provide for
                                              ---------
               indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company and/or any Selling Stockholder is the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company and/or any Selling Stockholder on the one hand, and the Underwriters on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses other than underwriting discounts and commissions) bears to the total underwriting discounts and non-accountable expense allowance and any amounts realized from the sale of Representative Securities received by
                                         -------------- ----------
               the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Firm Securities and Options Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, (i) each person, if any, who controls
                                ---------
               the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company and (ii) each person, if any, who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, subject in each case to this subsection (d). Any party entitled to contribution will, promptly after receipt of notice of claim of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subsection (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

     10.  Representations and Agreements to Survive Delivery.  All
          --------------------------------------------------
          representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company or of the Selling Stockholders submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and of the Selling Stockholders, and the indemnity agreements contained in Section 9
                                                                  ---------
          hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any Selling Stockholder, or any controlling person of any Underwriter or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters and the Representative, as the case may be.

     11.  Effective Date.  This Agreement shall become effective at 10:00 a.m.,
          --------------
          New York City time, on the next full business day following the date
                              ------------------------------------------------
          hereof, or at such earlier time after the Registration Statement
          ------
          becomes effective as the Representative, in its discretion, shall release the Firm Securities and Option Securities for the sale to the public; provided, however, that the provisions of Sections 7, 9 and 12
                  --------  -------                         --------
          of this Agreement shall at all times be effective. For purposes of this Section 11, the Firm Securities and the Option Securities to be
               ----------
          purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such securities for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Firm Securities and the Option Securities.

     12.  Termination.
          -----------

     (a)  Subject to subsection (b) of this Section 12, the Representative shall
                                            -------
          have the right to terminate this Agreement between the date of this Agreement and the Closing Date or the Option Closing Date, as the case may be, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Underwriter's opinion will in the immediate future materially disrupt the financial markets; or (ii) if any material adverse change in the financial markets shall have occurred; or (iii) if trading generally shall have been suspended or materially limited on or by the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System, the NASD, the Commission or any other government authority having jurisdiction over such matters; or
          (iv) if trading of any of the securities of the Company shall have been suspended, or any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; or
          (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium has been declared by any state or by federal authority; or (vii) if the Company shall have sustained a loss material to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's opinion, make it inadvisable to proceed with the offering, sale and/or delivery of the Firm Securities and the Option Securities; or (viii) if there shall have been (a) such a material adverse change in the Business, or (b) such material adverse change in the general market, political or economic conditions, in the United States or elsewhere, which, in each case, in the Representative's judgment, would make it inadvisable to proceed with the offering, sale and/or delivery of the Firm Securities and the Option Securities; or (ix) if either of Messrs. Bernard M. Rodin or John Luciani no longer serves the Company in his present capacity.

     (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 12(a), the Company shall promptly
                                 -------
          reimburse and indemnify the Representative for all of its actual out-of-pocket expenses (on an accountable basis), including the reasonable fees and disbursements of counsel for the Underwriter (less amounts previously paid pursuant to Section 7(c) above), up to a
                                              ------------
          maximum of $75,000.  Notwithstanding any contrary provision contained
                     -------
          in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted by the Representative, by reason of any failure on the part of the Company or any Selling Stockholder to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 8 or Section 13)
                                                      ---------    ----------
          then, the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses (on an accountable basis), including the reasonable fees and disbursements of Underwriters counsel (less amounts previously paid pursuant to Section
                                                                         -------
          7(c) above), up to a maximum of $75,000.  In addition, the Company
          ---
          shall remain liable for all Blue Sky counsel fees and disbursements, expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections
                                                                        --------
          8, 12, and 13 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 7 and Section 9 shall not be in
                                         -------       -------
          any way affected by such election or termination or failure to carry out the terms of this Agreement hereof.

     13.  Substitution of the Underwriters; Default by the Company.
          --------------------------------------------------------

               (a) If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8, Section 12 or Section 13
                                            -------    -------       -------
          hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within twenty-four (24) hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                    (i) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                    (ii) if the number of Defaulted Securities exceeds 10% of the total number of Firm Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at the Representative's option, by notice from the Representative to the Company and the Selling Stockholders, terminate the Underwriters' obligation to purchase Option Securities from the Company and/or the Selling Stockholders, as the case may be, on such date).

          No action taken pursuant to this Section 13 shall relieve any
                                           -------
     defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

          In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, for a period not exceeding seven (7) days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

               (b) If either the Company or any Selling Stockholder shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it or he is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may, at the Representative's option, by notice from the Representative to the Company and the Selling Stockholders, terminate the Underwriters' obligation to purchase Option Securities from the Company and/or the Selling Stockholders, as the case may be, on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 7, Section 9 and Section 12 hereof. No action taken pursuant to this Section 13 shall relieve the Company and/or the Selling Stockholders from liability, if any, in respect of such default.

     14.  Notices.  All notices and communications hereunder, except as herein
          -------
          otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter at National Securities Corporation, 1001 Fourth Avenue, Suite 2200, Seattle Washington 98154, Attention: Steven A. Rothstein, Chairman, with a copy to Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, 153 East 53rd Street, New York, New York 10022, Attention: Stephen A. Weiss, Esq. Notices to the Company and to the Selling Stockholders shall be directed to the Company, and to the Selling Stockholders in care of the Company, at 2650 N. Military Trail, Suite 350, Boca Raton, FL 33431, Attention: John Luciani, III, Executive Vice President, with a copy to Reid & Priest, LLP, 40 West 57th Street, New York, New York 10019, Attention: John T. Hood, Esq.

     15.  Parties.  This Agreement shall inure solely to the benefit of and
          -------
          shall be binding upon, the Underwriter, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors,
                         -------
          legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     16.  Construction.  This Agreement shall be governed by and construed and
          ------------
          enforced in accordance with the laws of the State of New York without giving effect to its choice of law or conflict of laws principles.

     17.  Counterparts.  This Agreement may be executed in any number of
          ------------
          counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

     18.  Entire Agreement: Amendments.  This Agreement and the Representative's
          ----------------------------
          Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Underwriter, the Company and the Selling Stockholders.

          If the foregoing correctly sets forth the understanding among the Underwriter, the Company and the Selling Stockholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Underwriter, the Company and the Selling Stockholders, severally.

                                        Very truly yours,


                                        GRAND COURT LIFESTYLES, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        THE SELLING STOCKHOLDERS
                                        NAMED IN SCHEDULE A HERETO




                                        ----------------------------------------
                                        Bernard M. Rodin



                                        ----------------------------------------
                                        John Luciani




     CONFIRMED AND ACCEPTED AS OF
     THE DATE FIRST ABOVE WRITTEN:
     ----------------------------

     NATIONAL SECURITIES CORPORATION
     For itself and as Representative of the several Underwriters named in Schedule B hereto.

     By:
        -----------------------------
     Name: Steven A. Rothstein
     Title: Chairman

                                      SCHEDULE A


                                                        NUMBER OF
      NAME                                           FIRM SECURITIES
      ----                                           ---------------

      Bernard M. Rodin                              150,000 Shares of
                                                    -----------------
                                                     Common Stock
                                                    -------------

      John Luciani                                  150,000 Shares of
                                                    -----------------
                                                    Common Stock
                                                    ------------



      TOTAL . . . . . . . . . . . . . . . . .       300,000 Shares of
                                                    Common Stock
                                                    =================


                                                        NUMBER OF
      NAME                                          OPTION SECURITIES
      ----                                          -----------------

      Bernard M. Rodin                              22,500 Shares of
                                                    ---------------
                                                    Common Stock
                                                    ------------

      John Luciani                                  22,500 Shares of
                                                    ----------------
                                                    Common Stock
                                                    ------------



      TOTAL . . . . . . . . . . . . . . . . .       45,000 Shares of
                                                    Common Stock
                                                    =================

                                      SCHEDULE B


                                                        NUMBER OF
      NAME                                          FIRM SECURITIES
      ----                                          ---------------

                                       Common Stock       Preferred
      National Securities              ------------       ---------
      Corporation                                          Stock
                                                           -----




      TOTAL . . . . . . . . .     1,500,000 Shares    1,500,000 Shares
                                 ================   ==================

                                      SCHEDULE C

                  STOCKHOLDERS WHO HAVE EXECUTED LOCK-UP AGREEMENTS